Exhibit 99.1

Nasdaq: PFIS INVESTOR PRESENTATION 2024 Third Quarter Earnings psbt.com

Peoples Financial SERVICES CORP.

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS:

We make statements in this presentation, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, "Peoples") and other statements that are not historical fact that are considered "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," "intend" and "potential." For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that undue reliance should not be placed on forward-looking statements and that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: macroeconomic trends, including interest rates and inflation; the effects of any recession in the United States; the impact on financial markets from geopolitical conflicts such as the military conflict between Russia and Ukraine and the conflict in Israel; risks associated with business combinations, including the possibility that the parties may be unable to achieve expected synergies and operating efficiencies of the merger with FNCB Bancorp, Inc. ("FNCB") within the expected timeframes or at all; the possibility that we may be unable to successfully integrate operations of FNCB or that the integration may be more difficult, time consuming or costly than expected; the FNCB merger may divert management's attention from ongoing business operations and opportunities; effects of the FNCB merger on our ability to retain customers, to retain and hire key personnel and to maintain relationships with our vendors, and on our operating results and business generally; the outcome of any legal proceedings that may be threatened or instituted against Peoples; changes in interest rates; economic conditions, particularly in our market area; legislative and regulatory changes and the ability to comply with the significant laws and regulations governing the banking and financial services business; monetary and fiscal policies of the U.S. government, including policies of the U.S. Department of Treasury and the Federal Reserve System; adverse developments in the financial industry generally, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer and client behavior; credit risk associated with lending activities and changes in the quality and composition of our loan and investment portfolios; demand for loan and other products; deposit flows; competition; changes in the values of real estate and other collateral securing the loan portfolio, particularly in our market area; changes in relevant accounting principles and guidelines; inability of third party service providers to perform; our ability to prevent, detect and respond to cyberattacks; and other factors that may be described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

USE OF NON-GAAP FINANCIAL MEASURES:

In addition to evaluating our results of operations in accordance with accounting principles generally accepted in the United States of America ("GAAP"), we routinely supplement our evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders' equity and tangible assets and core net income ratios. We believe the reported non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends. Where non-GAAP disclosures are used in this presentation, a reconciliation to the comparable GAAP measure is provided herein or in the quarterly earnings press releases, filed as current reports on Form 8-K with the SEC, and available on our website, www.psbt.com, under "Investor Relations." The non-GAAP financial measures we use may differ from the non-GAAP financial measures of other financial institutions.

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Nasdaq: PFIS

Nasdaq: PFIS I. Corporate Profile II. Investor Thesis A. Transformational Strategic Transaction B. Consistently Strong Performance Even During the Great Recession C. Strong Core Deposit Franchise D. Strong Credit Quality E. High Dividend Payer III. Appendix A. Financials B. Asset Quality PRESENTATION AGENDA 3

Nasdaq: PFIS Peoples Financial Services Corp. Corporate Profile as of September 30, 2024 • Banking Subsidiary Founded in 1905 • Total Assets: $5.36 billion • Total Deposits: $4.64 billion • Total Loans: $4.07 billion • Listed on NASDAQ under ticker: PFIS • Shares Outstanding: 9,994,648 • Market Cap: $469 million • Average Daily Trading Volume: 18,315 • Market Price: $46.88 • Price to TBV: 1.29x • Price to LTM Core EPS: 13.8x • Annual Dividend & Yield: $2.47/5.27% 4

Nasdaq: PFIS 5 Corporate Profile Management Craig W. Best CEO & Director Gerard A. Champi President John R. Anderson III EVP & CFO Neal D. Koplin Sr. EVP, Chief Banking Officer Mr . Best has served as the CEO of the Bank since its 2013 merger with Penseco Financial Services Corporation where he served as President and CEO . Prior to joining Penseco , Mr . Best served as the COO of First Commonwealth Bank from 2000 to 2005 . Mr. Koplin has served as a Senior EVP and Chief Banking Officer at the Bank since 2019 and has served in various executive positions at the Bank and predecessor organizations since 1982. Mr. Champi has served as President of the Bank since July 1, 2024. Prior to that, he served as President and Chief Executive Officer and a member of the Board of Directors of FNCB Bancorp, Inc. and the FNCB Bank since July 1, 2016. Mr. Champi has worked in the banking industry for over forty years. Mr. Anderson has served as EVP and CFO of the Bank since 2018, after serving as the Senior Vice President and Interim Principal Financial and Accounting Officer since April 2016. He has worked in banking in Pennsylvania for 34 years. Thomas P. Tulaney Sr. EVP, Chief Operating Officer Mr . Tulaney serves as Senior EVP and Chief Operating Officer since July 1 , 2024 . Prior to that, he served as the President and COO of the Bank since 2020 and has served as the COO since 2017 . Prior to that, he served as the Chief Lending Officer of the Bank, the same position he held at Penseco . He has worked in banking in Pennsylvania for 41 years . James M. Bone, Jr. EVP & Chief Operations Officer Mr . Bone has served as EVP and Chief Operations Officer of the Bank since July 1 , 2024 . Prior to that, he served as Executive Vice President and Chief Financial Officer/Treasurer of FNCB and the Bank, a position he held since September 2012 . Mr . Bone is a licensed Certified Public Accountant a nd has worked in banking for 38 years .

Nasdaq: PFIS 6 Corporate Profile Management Jeffrey A. Drobins EVP, Chief Lending Officer Amy E. Vieney SVP, Chief Human Resources Officer Mr . Drobins has served as EVP, Chief Lending Officer of the Bank since 2022 . Prior to that, he served as the Lehigh Valley Market President of the Bank . Mr . Drobins has worked in Banking in Pennsylvania for 18 years . Ms . Vieney has served as the SVP, Chief Human Resources Officer of the Bank since 2022 . Prior to joining the Bank, Ms . Vieney served in various Human Resources leadership positions in the health care industry throughout 25 years . Susan L. Hubble EVP, CIO Ms . Hubble has served as EVP and Chief Information Officer of the Bank since 2019 . She has worked in banking in Pennsylvania for 25 years . Timothy H. Kirtley EVP, CRO & Secretary Mr . Kirtley has served as an EVP and the CRO of the Bank since 2020 , prior to which he served as the CCO since joining the bank in 2016 . Prior to joining the Bank, he was a CCO for 7 years at two Ohio - based community banks . Mary Griffin Cummings, Esq. EVP, General Counsel Ms . Cummings has served as an EVP and General Counsel of the Bank since July 1 , 2024 . Prior to that she served as EVP and General Counsel of FNCB Bank, a position she held since 2012 . Ms . Cummings is a licensed attorney and admitted to practice law in the Courts of the Commonwealth of Pennsylvania and the United States District Court for the Middle District of Pennsylvania .

Nasdaq: PFIS • 39 Community branch offices located in twelve counties in Pennsylvania, one county in New Jersey and one county in New York • Corporate headquarters in Scranton, Lackawanna County, Pennsylvania • 7 th Largest bank headquartered in Pennsylvania • Expanded into larger and faster growing markets Corporate Profile Market Area Branch location Legacy market 7 Source: Company Documents, S&P Global Market Intelligence. Includes banks with under $20 billion in total assets and financia l d ata as of September 30, 2024. Expansion market

Nasdaq: PFIS Actual Close July 1, 2024 Updated as of March 31, 2024 & June 30, 2024 Close $ in millions $(69.1) $(52.6) Loans Fair value marks (4.2) --- Securities (AFS and HTM) (2.4) (1.5) Time deposits (3.1) (2.5) Borrowings/Trust Preferred (14.3) (10.2) Reserve on non - PCD loans CECL Reserves 36.6 34.6 Core deposits Intangible assets 1.0 - Wealth management 13.6 13.0 Goodwill • Increase in the loan fair value mark resulted from higher Non - PCD balances due to re - codification of FNCB’s risk ratings coupled with higher discount rates on the interest rate and general credit fair value. • Increase in core deposit intangibles ("CDI") was primarily due to higher alternative cost of funds at close • Liquidated $241 million of FNCB investments at close and used proceeds to pay off FNCB’s Short - Term Overnight Borrowings Purchase accounting adjustments 8

Nasdaq: PFIS 9 Projected Actuals Total Thereafter 2029 2028 2027 2026 2025 4Q24 3Q24 $ thousands 66,160 13,005 3,772 5,339 8,448 11,485 15,055 4,342 4,654 Accretion of loan marks 2,405 0 4 43 134 199 697 494 834 Accretion of CD mark 3,168 1,641 154 150 170 199 484 191 179 Borrowing 60,587 11,364 3,614 5,146 8,144 11,087 13,874 3,657 3,641 Net NII Impact 36,630 8,325 3,663 4,329 4,995 5,661 6,327 1,665 1,665 Amortization of CDI 990 225 99 117 135 153 171 45 45 Amort. of wealth intangibles 22,967 2,814 (148) 700 3,014 5,273 7,376 1,947 1,931 Total pre - tax income impact Estimated accretion schedule of loan discounts based on loan amortization method (spread over loan amortization period including prepayment assumption.) Purchase accounting projections

Nasdaq: PFIS Merger Financials Comments Actual Results Updated as of March 31, 2024 & June 30, 2024 Close Metric Total merger consideration based on $45.54 PFIS closing price on June 28, 2024 versus $48.40 at December 31, 2023 $133.7 million $142.5 million Deal Value Consideration Each FNCB share exchanged for 0.146 shares of PFIS 2.93 million 2.96 million Shares Issued One - time merger charges totaled $12.7 million with an additional $3.4 million paid by FNCB prior to close $19.5 million One - time Charges Earnings 30% Annual Cost Savings EPS accretion supported by fair mark accretion that exceeds original estimates Tangible book value per share supported by greater than anticipated 52.7% 28.7% EPS Accretion (GAAP) EPS Accretion (Exclude PA) Tangible common equity supported by the above benefits of higher accretion and lower assets due to sale of a portion of FNCB investment portfolio and payoff of overnight borrowings $36.24 $35.67 TBVPS Capital 6.90% 6.47% TCE / TA 10

Peoples Financial SERVICES CORP.

Third Quarter 2024 Results

($ in thousands except per share data)	3Q 2024	2Q 2024	3Q2023
Net Interest Income	$ 39,244	$ 18,916	$ 21,277
Provision for (credit to) credit losses	$ 14,458	$ 596	$ (166)
Net Income	$ (4,337)	$ 3,282	$ 6,746
Earnings per average diluted common share	$ (0.43)	$ 0.46	$ 0.95
Core net income[1]	$ 16,489	$ 4,231	$ 7,471
Core earnings per average diluted common share[1]	$ 1.64	$ 0.59	$ 1.05
Pre-tax pre-provision net revenue (PPNR)[1]	$ 8,679	$ 4,102	$ 7,903
Adjusted PPNR[1]	$ 18,332	$ 5,173	$ 8,772
Return on average assets (ROAA)	-0.33%	0.37%	0.72%
Core ROAA[1]	1.24%	0.47%	0.79%
PPNR ROAA[1]	0.65%	0.46%	0.84%
Adjusted PPNR ROAA[1]	1.38%	0.58%	0.93%
Average Assets	$ 5,291,194	$ 3,609,066	$ 3,730,043
Net interest margin	3.26%	2.29%	2.44%
Allowance for credit losses coverage ratio	0.97%	0.81%	0.80%
Non-interest expense (NIE) / Average assets	2.67%	2.02%	1.81%
Adjusted NIE / Average assets[2]	1.82%	1.90%	1.72%
Common equity tier 1 (Bank)	10.68%	13.09%	13.13%
Tangible common equity per share[1]	$ 36.24	$ 39.31	$ 37.07
Average Noninterest-bearing deposits as % of average deposits	15.8%	19.9%	21.0%

[1] Non-GAAP measure. See reconciliation.

[2] Excludes acquisition related expenses and amortization of intangibles.

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Nasdaq: PFIS

Peoples Financial SERVICES CORP.

Financials

Income Statement Comparison

For the Nine Months Ended September 30, 2024 Financial Results

		Actual		VARIANCE '24A v. '23A	
		9/30/2024	9/30/2023	($)	(%)
(1)	Net interest income	$ 77,478	$ 66,485	$ 10,993	16.5%
(2)	Provision for (credit to) credit losses	15,762	(1,103)	16,865	-1529.0%
(3)	Net interest income after provision	61,716	67,588	(5,872)	-8.7%
(4)	Noninterest income:				
(5)	Other noninterest income	9,437	7,538	1,899	25.2%
(6)	Interest rate swap revenue	25	512	(487)	-95.1%
(7)	Wealth management income[1]	3,203	2,868	335	11.7%
(8)	Total noninterest income	12,665	10,918	1,747	16.0%
(9)	Total Revenue	90,143	77,403	12,740	16.5%
(10)	Noninterest expense:				
(11)	Salaries and employee benefits expense	30,459	26,346	4,113	15.6%
(12)	Net occupancy and equipment	15,745	12,678	3,067	24.2%
(13)	Acquisition related expenses	11,210	990	10,220	1032.3%
(14)	Other expenses	14,314	10,208	4,106	40.2%
(15)	Total Noninterest expense	71,728	50,222	21,506	42.8%
(16)	Pre-tax Net Income	2,653	28,284	(25,631)	-90.6%
(17)	Provision for income tax expense	242	4,534	(4,292)	-94.7%
(18)	Net income - Reported	$ 2,411	$ 23,750	$ (21,339)	-89.8%
(19)	Reported EPS - basic	$ 0.30	$ 3.33		
(20)	Reported EPS - diluted	$ 0.30	$ 3.31		
(21)	Net Income - Operating	$ 25,619	$ 24,517		
(22)	Operating EPS - basic	$ 3.19	$ 3.44		
(23)	Operating EPS - diluted	$ 3.17	$ 3.42		

[1]Includes commissions and fees on fiduciary activities.

- Net Interest Margin 2.69% vs. 2.62%
- $3.7MM of net benefit from accretion of loan marks partially offset by deposit and borrowing marks
- Provision for Non-PCD loans (CECL Double Count) acquired in FNCB merger $14.3MM

- Market value gain on equities
- Decreased swap volume

- Addition of 195 FTEs from merger
- Initial addition of 16 offices; IT upgrades & facility costs
- Amortization of intangibles $1.7MM

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Nasdaq: PFIS

Nasdaq: PFIS PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid - Atlantic: DE, NJ, NY, MD, PA banks $5 - 10 Billion in Assets * Merger of PFIS and PFNS Consistent High Performance Even During the Great Recession 0.00% 0.50% 1.00% 1.50% 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 09 24 YTD 09 24 Return on Average Assets PFIS PEER 0.00% 2.00% 4.00% 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 09 24 Non - Performing Loans to Total Loans PFIS PEER Peoples has delivered consistent results over multiple business cycles while maintaining credit discipline and a steadily - increasing dividend $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2006 2007 2008 2009 2010 2011 2012 2013* 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 09 24 Annual Dividend 13 Year - to - Date Annualized * *Core Return on Average Assets

Nasdaq: PFIS Financials $926 $918 $1,688 $1,742 $1,819 $1,999 $2,169 $2,289 $2,475 $2,884 $3,369 $3,554 $3,742 $5,360 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 Total Assets ($ Millions) Assets $632 $624 $1,177 $1,210 $1,341 $1,533 $1,693 $1,823 $1,938 $2,178 $2,329 $2,730 $2,850 $4,070 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 Loans Loans $721 $722 $1,380 $1,426 $1,456 $1,589 $1,719 $1,875 $1,971 $2,437 $2,963 $3,047 $3,279 $4,638 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 Deposits Deposits $32,319 $32,229 $33,201 $57,314 $57,004 $61,733 $65,544 $71,339 $75,513 $79,801 $84,635 $95,749 $86,754 $116,720 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 Net - Interest Income Before Provision (Annualized) 14

Nasdaq: PFIS $17,649 $17,723 $19,583 $18,457 $24,920 $25,736 $29,354 $43,519 $33,917 $38,090 $27,380 $17,411 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2014 2015 2016 2017* 2018 2019 2020 2021 2021 2022 2023 09 30 24 Net Income (Reported) Reported Net Income EPS (diluted) * Tax Cuts and Jobs Act of 2017 impact of $.35 per share **Reported Net Income with VISA Sale Financials 16.61% 14.80% 10.30% 16.71% 1.57% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 09 30 24 Return on Average Tangible Common Equity PFIS PEER PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid - Atlantic: DE, NJ, NY, MD, PA banks $5 - 10 Billion in Assets 55.32% 55.90% 64.15% 64.21% 40% 50% 60% 70% 80% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 Operating Efficiency PFIS PEER 15 ** *** ***Reported Net Income without VISA Sale * *Core Return on Average Tangible Common Equity

Nasdaq: PFIS Sources of Liquidity at September 30, 2024 16 Financials Total Available At September 30, 2024 Total Available Outstanding for Future Liquidity FHLB advances 1,446,345$ 477,617$ 968,728$ Federal Reserve - Discount Window & Bank Term Funding Program 569,771 25,000 544,771 Correspondent bank lines of credit 18,000 18,000 Other sources of liquidity: Brokered deposits 804,021 391,560 412,461 Unencumbered securities 298,519 298,519 Total sources of contingent liquidity 3,136,656$ 894,177$ 2,242,479$ Cash and cash equivalents at September 30, 2024 285,469 Total cash and cash equivalents and contingent liquidity 2,527,948 Percentage of Total Assets 47.2% Percentage of Total Deposits 54.5%

Nasdaq: PFIS Peoples Security Bank Capital 17 11.64% 13.74% 13.76% 12.27% 13.01% 10.68% 6.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 09 30 24 Common Equity Tier 1 Capital to Risk Weighted Assets (%) Common Equity Tier 1 Capital to Risk Weighted Assets (%) Well-Capitalized 11.64% 13.74% 13.76% 12.27% 13.01% 10.68% 8.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 09 30 24 Tier 1 Capital to Risk - Weighted Assets (%) Tier 1 Capital to Risk-Weighted Assets (%) Well-Capitalized 12.78% 14.99% 15.01% 13.26% 13.82% 11.68% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 09 30 24 Total Capital to Risk - Weighted Assets (%) Total Capital Ratio Well-Capitalized 9.91% 10.08% 9.58% 9.69% 9.34% 8.23% 5.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2019 Y 2020 Y 2021 Y 2022 Y 2023 Y 09 30 24 Tier 1 Leverage Ratio (%) Tier 1 Leverage Ratio Well-Capitalized

Nasdaq: PFIS 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 09 30 24 Net Charge - Offs (NCOs) to Average Loans PFIS PEER Asset Quality PFIS Source: Earnings Release, 10K Peer Source: S&P Global Mid - Atlantic: DE, NJ, NY, MD, PA banks $5 - 10 Billion in Assets 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2.40% 2.80% 3.20% 3.60% 4.00% NPAs as a % of Loans & OREO PFIS PEER 18

Pre-provision net revenue (PPNR)
(non-GAAP reconciliation)

		Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
Pre-provision net revenue to average assets:										
Income before taxes (GAAP)	$	-4,994	$	3,703	$	3,944	$	4,217	$	8,081
Plus: Provision for (credit to) credit losses		14,458		596		708		1,669		-166
Plus: Provision for (credit to) credit losses on unfunded commitments		-785		-197		487		-2		-12
Total pre-provision net revenue (non-GAAP)		8,679		4,102		5,139		5,884		7,903
Total (annualized) (non-GAAP)	$	34,527	$	16,498	$	20,669	$	23,344	$	31,354
Average assets	$	5,291,194	$	3,609,066	$	3,676,756	$	3,774,388	$	3,730,043
Pre-Provision Net Revenue to Average Assets (non-GAAP)		0.65%		0.46%		0.56%		0.62%		0.84%

		Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
Adjusted pre-provision net revenue to average assets:										
Income before taxes (GAAP)	$	-4,994	$	3,703	$	3,944	$	4,217	$	8,081
Plus: Acquisition related expenses		9,653		1,071		486		826		869
Plus: Provision for (credit to) credit losses		14,458		596		708		1,669		-166
Plus: Provision for (credit to) credit losses on unfunded commitments		-785		-197		487		-2		-12
Total adjusted pre-provision net revenue (non-GAAP)		18,332		5,173		5,625		6,710		8,772
Total (annualized) (non-GAAP)	$	72,929	$	20,806	$	22,624	$	26,621	$	34,802
Average assets	$	5,291,194	$	3,609,066	$	3,676,756	$	3,774,388	$	3,730,043
Pre-Provision Net Revenue to Average Assets (non-GAAP)		1.38%		0.58%		0.62%		0.71%		0.93%

		Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
Core net income pre-provision net revenue per share:										
Income before taxes (GAAP)	$	-4,994	$	3,703	$	3,944	$	4,217	$	8,081
Plus: Acquisition related expenses		9,653		1,071		486		826		869
Plus: Provision for (credit to) credit losses		14,458		596		708		1,669		-166
Plus: Provision for (credit to) credit losses on unfunded commitments		-785		-197		487		-2		-12
Total adjusted pre-provision net revenue (non-GAAP)	$	18,332	$	5,173	$	5,625	$	6,710	$	8,772
Average common shares outstanding - diluted		10,044,449		7,114,115		7,102,112		7,091,015		7,120,685
Core net income (PPNR) per share (non-GAAP)	$	1.83	$	0.73	$	0.79	$	0.95	$	1.23

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Nasdaq: PFIS

Peoples Financial Services Corp.

Non-GAAP Reconciliation

		Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
Core net income per share:										
Net income GAAP	$	-4,337	$	3,282	$	3,466	$	3,630	$	6,746
Adjustments:										
Add: ACL provision for FNCB acquired legacy loans		14,328								
Less: ACL provision for FNCB acquired legacy loans tax adjustment		1,885								
Add: Acquisition related expenses		9,653		1,071		486		826		869
Less: Acquisition related expenses tax adjustment		1,270		122		59		115		144
Core net income	$	16,489	$	4,231	$	3,893	$	4,341	$	7,471
Average common shares outstanding - diluted		10,044,449		7,114,115		7,102,112		7,091,015		7,120,685
Core net income per share	$	1.64	$	0.59	$	0.55	$	0.61	$	1.05

		Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
Tangible common equity per share:										
Total stockholders' equity	$	475,051	$	340,807	$	339,992	$	340,422	$	324,390
Less: Goodwill		76,958		63,370		63,370		63,370		63,370
Less: Other intangible assets, net		35,907								19
Total tangible stockholders' equity	$	362,186	$	277,437	$	276,622	$	277,052	$	261,001
Common shares outstanding		9,994,648		7,057,258		7,057,258		7,040,852		7,040,852
Tangible book value per share	$	36.24	$	39.31	$	39.20	$	39.35	$	37.07

		Sept 30 2024		Jun 30 2024		Mar 31 2024		Dec 31 2023		Sept 30 2023
Core return on average assets:										
Net (loss) income GAAP	$	-4,337	$	3,282	$	3,466	$	3,630	$	6,746
Adjustments:										
Add: ACL provision for FNCB acquired legacy loans		14,328								
Less: ACL provision for FNCB acquired legacy loans tax adjustment		1,885								
Add: Acquisition related expenses		9,653		1,071		486		826		869
Less: Acquisition related expenses tax adjustment		1,270		122		59		115		144
Core net income	$	16,489		4,231		3,893		4,341		7,471
Average assets		5,291,194		3,609,066		3,676,750		3,774,388		3,730,043
Core return on average assets		1.24 %		0.47 %		0.43 %		0.46 %		0.79 %

20
Nasdaq: PFIS

Peoples Financial SERVICES CORP.

Commercial Real Estate Loans as of June 30, 2024

	CRE Loans (June 30, 2024 – PFIS only)					Non-Owner Occupied CRE Loans (June 30, 2024 – PFIS only)				
Category	Balance ($millions)	% of Total Loans	Avg Int Rate	# of Loans	Classified Balance	Balance ($millions)	% of Total Loans	Avg Int Rate	# of Loans	Classified Balance
Multifamily	$422.0	14.7%	5.0%	233		$422.0	14.7%	5.0%	233	
Office	221.4	7.7%	5.5%	221	3.0	164.2	5.7%	5.2%	104	1.0
Industrial / Warehouse	200.4	7.0%	5.4%	176		139.4	4.9%	5.4%	117	
Retail - Unanchored	177.8	6.2%	5.8%	187	0.5	131.9	4.6%	4.9%	49	
Retail - Anchored	139.0	4.8%	4.9%	52	1.1	73.0	2.5%	5.3%	51	1.1
Medical Office Building	66.4	2.3%	4.5%	39	1.3	62.7	2.2%	5.9%	22	
Healthcare	64.9	2.3%	6.0%	29		48.2	1.7%	4.4%	18	
Other	62.8	2.2%	6.1%	149	0.7	36.8	1.3%	5.2%	19	
Gas Station / Convenience Store	58.1	2.0%	4.8%	58		24.6	0.9%	5.2%	10	
Hospitality	37.2	1.3%	5.1%	21		23.8	0.8%	5.7%	19	
School	37.1	1.3%	3.9%	22	2.7	16.9	0.6%	6.3%	4	
Restaurant / Bar	31.9	1.1%	6.0%	65		16.5	0.6%	6.4%	21	
Self Storage	24.6	0.9%	5.2%	11		16.5	0.6%	7.6%	29	
Recreational	20.2	0.7%	5.4%	37		16.5	0.6%	7.7%	23	
Land Acq & Dev - Commercial	17.3	0.6%	7.4%	32	1.3	14.6	0.5%	7.5%	39	1.3
Student Housing	16.9	0.6%	6.3%	4		10.5	0.4%	6.6%	23	
Land Acq & Dev - Residential	16.5	0.6%	7.7%	23		9.6	0.3%	5.9%	34	
Land - Unimproved	14.6	0.5%	7.5%	39		8.2	0.3%	7.9%	17	
Farmland	10.5	0.4%	6.6%	23		6.2	0.2%	6.1%	5	
1-4 Family Residential	8.7	0.3%	7.9%	22	0.2	5.5	0.2%	3.9%	5	
Dealership	8.5	0.3%	7.2%	11	0.1	0.5	0.0%	6.1%	3	
Mobile Home Park	6.2	0.2%	6.1%	5		0.1	0.0%	9.5%	1	
Parking Lot	5.3	0.2%	5.5%	4		0.1	0.0%	4.3%	1	
Total Balances	**$1,668.4**	**58.1%**				**$1,248.3**	**43.5%**			

21

Nasdaq: PFIS

Nasdaq: PFIS 22 Loan Portfolio Maturity / Re - Pricing* As of June 30, 2024 $34 $25 $117 $142 $251 $209 $106 $39 $529 $160 $23 $86 $126 $238 $115 $103 $16 $131 $- $100 $200 $300 $400 $500 $600 $700 3Q24 4Q24 2025 2026 2027 2028 2029 2030 >2030 Loan Balance (in Millions) Fixed Adjustable $194 $203 $48 $268 $489 $209 $324 $55 $660 *Variable Rate Loans = $423